Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 2001
           Closed-End Strategy: Covered Call Income Portfolio 2019-4
                                 (the "Trust")

                          Supplement to the Prospectus

Effective December 23, 2019, Cohen & Steers Global Income Builder, Inc. (ticker:
INB) merged with and into Cohen & Steers Infrastructure Fund, Inc. (ticker:
UTF). The net asset value of shares held by shareholders of Cohen & Steers Global Income Builder, Inc. were exchanged for the equivalent net asset value of shares of Cohen & Steers Infrastructure Fund, Inc., less the costs of the Merger attributable to the shares of Cohen & Steers Global Income Builder, Inc. Cash will be paid in lieu of fractional shares.

As a result of the Merger, the Trust has liquidated all shares of Cohen & Steers Global Infrastructure Fund, Inc. All proceeds received from the Merger have been reinvested into the remaining securities in the Trust's portfolio based on each security's weighting in the portfolio at the time immediately preceding the Merger.

Accordingly, all references in the Prospectus to Cohen & Steers Global Income Builder, Inc. are hereby deleted.

Supplement Dated: December 23, 2019